Commitments and contingencies (Tables)	12 Months Ended
Dec. 31, 2021
Commitments and contingencies [Abstract]
Maturity of commitments and contingencies
We lease our corporate, laboratory and other facilities under multiple leases at the EPFL Innovation Park in Ecublens, near Lausanne, Canton of Vaud, Switzerland. Our lease agreements have no termination clauses longer than a 12-month contractual notice period. Since January 1, 2019, the Company has applied IFRS 16 and recognized a right-of-use asset for its leases, except for short-term and low-value leases as indicated in Note 3. See “Note 5. Right-of-use assets and lease liabilities” for the contractual undiscounted cash flows for lease obligations.

	As of December 31,
In CHF thousands	2021	2020
Within 1 year	19,785	25,072
Between 1 and 3 years	3,620	8,885
Between 3 and 5 years	243	341
More than 5 years	51	57
Total	23,699	34,355